                                                                    EXHIBIT 10.8

      As filed with the Securities and Exchange Commission on April 4, 1996
                                                       Registration No. 33-03158
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                  ------------
                            INSIGHT ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

            DELAWARE                                          86-0766246
  (State or other jurisdiction                             (I.R.S. Employer
of incorporation or organization)                        Identification No.)

                   1912 WEST 4TH STREET, TEMPE, ARIZONA 85281
               (Address of Principal Executive Offices) (Zip Code)
                                  ------------
                INSIGHT ENTERPRISES, INC. 1994 STOCK OPTION PLAN
                            (Full title of the plan)
                                  ------------
             ERIC J. CROWN                              Copy to:
 PRESIDENT AND CHIEF EXECUTIVE OFFICER             PAUL M. GALES, ESQ.
       INSIGHT ENTERPRISES, INC.                     QUARLES & BRADY
         1912 West 4th Street              One East Camelback Road, Suite 400
         Tempe, Arizona 85280                 Phoenix, Arizona  85012-1659
                     (Name and address of agent for service)
                                  ------------
                                 (602) 902-1001
          (Telephone number, including area code, of agent for service)
                                  ------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================================================
TITLE OF SECURITIES TO BE REGISTERED       AMOUNT TO BE          PROPOSED        PROPOSED MAXIMUM         AMOUNT OF
                                            REGISTERED       MAXIMUM OFFERING   AGGREGATE OFFERING    REGISTRATION FEE
                                                             PRICE PER SHARE          PRICE
- ----------------------------------------------------------------------------------------------------------------------
Common Stock, $.01 par value per share    350,000 shares(1)       (2)(3)           $4,943,750            $1,704.74
======================================================================================================================


(1) The Plan provides for the possible adjustment of the number, price and kind of shares covered by options granted or to be granted in the event of certain capital or other changes affecting Registrant Common Stock. This Registration Statement therefore covers, in addition to the above-stated shares, an indeterminate number of shares that may become subject to the Plan by means of any such adjustment.

(2) Pursuant to Rule 457(h), estimated solely for the purpose of computing the registration fee, based upon $14.125 per share, which is the average of the high and low sales prices of the Registrant's Common Stock on the Nasdaq National Market for March 28, 1996.

(3) The actual offering price will be determined in accordance with the terms of the Plan but may not, in any event, be less than the fair market value of the shares on the date the option is granted. For purposes of the Plan, "fair market value" is defined to be: (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or Nasdaq National Market on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale,
(ii) if such stock is not then listed on an exchange or the Nasdaq National Market, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Plan administrator.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

         Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to Plan participants as specified by Rule 428(b)(1) under the Securities Act of 1933.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         In accordance with General Instruction E to Form S-8 and because this Registration Statement only registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 relating to the same employee benefit plan is effective, the contents of the following document filed by Insight Enterprises, Inc. (the "Registrant") (Commission File No. 0-25092) with the Securities and Exchange Commission are incorporated herein by reference:

         The Registrant's Registration Statement on Form S-8 filed on August 25, 1995 (Registration No. 33-96286) relating to the Registrant's Stock Option Plan.

ITEM 8.  EXHIBITS.

         See Exhibit Index following Signatures page in this Registration Statement, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tempe, State of Arizona, on March 28, 1996.

                                 INSIGHT ENTERPRISES, INC.
                                 (Registrant)

                                 By:  /s/ Eric J. Crown
                                      ------------------------------------
                                      Eric J. Crown
                                      President and Chief Executive Officer


                             ----------------------

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Eric J. Crown and Stanley Laybourne and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and any other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                             ----------------------

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

PERSON                           TITLE                                               DATE
- -------                          -----                                               ----
 /s/ Eric J. Crown               Chairman  of the Board,                             March 28, 1996
- --------------------------       President and Chief
Eric J. Crown                    Executive Officer and
                                 Director (Principal Executive Officer)

 /s/ Timothy A. Crown            President and Director                              March 28, 1996
- -------------------------
Timothy A. Crown


 /s/ Stanley A. Laybourne        Chief Financial Officer, Secretary, Treasurer       March 28, 1996
- --------------------------       and Director (Principal Financial and Accounting
Stanley A. Laybourne             Officer of the Registrant)


 /s/ Larry A. Gunning            Director                                            March 28, 1996
- --------------------------
Larry A. Gunning


 /s/ Robertson C. Jones          Director                                            March 28, 1996
- --------------------------
Robertson C. Jones

                            INSIGHT ENTERPRISES, INC.
                               (THE "REGISTRANT")
                          (COMMISSION FILE NO. 0-25092)

                                  EXHIBIT INDEX
                                       TO
                         FORM S-8 REGISTRATION STATEMENT


EXHIBIT                                            INCORPORATED HEREIN                 FILED              SEQUENTIAL
NUMBER     DESCRIPTION                             BY REFERENCE TO                   HEREWITH              PAGE NO.

4.1        Amended and Restated                    Exhibit 3.1 to the
           Certificate of                          Registrant's Registration
           Incorporation of                        Statement on Form S-1
           the Registrant                          (No. 33-86142) (the "S-1
                                                   Registration Statement")

4.2        Bylaws of the Registrant                Exhibit 3.2 to the S-1
                                                   Registration Statement

5          Opinion of Counsel                                                            X

23.1       Consent of KPMG Peat Marwick LLP                                              X

23.2       Consent of Counsel                                                       Contained in
                                                                                    Opinion filed
                                                                                    as Exhibit 5

24         Powers of Attorney                                                     Signatures Page
                                                                                      to this
                                                                                Registration Statement

99         Insight Enterprises, Inc.
           Stock Option Plan,                                                            X
           as amended


                                      EX-1

                                                                       EXHIBIT 5
                                                                      (Form S-8)

                                 March 29, 1996

Insight Enterprises, Inc.
1912 West 4th Street
Tempe, AZ  85280

Gentlemen:

         We are providing this opinion in connection with the Registration Statement of Insight Enterprises, Inc. (the "Company") on Form S-8 (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), with respect to the proposed sale of up to an additional 350,000 shares of Common Stock, $.01 par value, of the Company (the "Shares") pursuant to the Insight Enterprises, Inc. 1994 Stock Option Plan, as amended (the "Plan"). We have examined (i) the Registration Statement; (ii) the Company's Amended and Restated Certificate of Incorporation and Bylaws, as amended to date; (iii) the Plan; (iv) corporate proceedings relating to the adoption of the Plan; and (v) such other documents and records as we have deemed necessary in order to render this opinion. In rendering this opinion, we have relied as to certain factual matters on certificates of officers of the Company and of state officials.

         Based upon the foregoing, it is our opinion that the Shares, when issued and paid for as contemplated by the Registration Statement and Plan, will be validly issued, fully paid and non-assessable by the Company.

         We consent to the filing of this opinion as an Exhibit to the Registration Statement. In giving our consent, we do not admit that we are "experts" within the meaning of Section 11 of the Act, or that we come within the category of persons whose consent is required by Section 7 of the Act.

                                 Very truly yours,

                                 /s/ Quarles & Brady

                                 QUARLES & BRADY

                                                                    EXHIBIT 23.1
                                                                      (Form S-8)

The Board of Directors
Insight Enterprises, Inc.:

We consent to incorporation by reference in the registration statement filed on Form S-8 of Insight Enterprises, Inc. of our report dated August 16, 1995, relating to the consolidated balance sheets of Insight Enterprises, Inc. and subsidiaries as of June 30, 1995 and 1994, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the years in the three-year period ended June 30, 1995, which report appears in the annual report on Form 10-K of Insight Enterprises, Inc.


                              KPMG Peat Marwick LLP


Phoenix, Arizona
March 21, 1996

                                                                      EXHIBIT 99
                                                                      (Form S-8)


                            INSIGHT ENTERPRISES, INC.
                             1994 STOCK OPTION PLAN
                        AS AMENDED THROUGH DECEMBER 1995

1.       Purpose

         The purposes of the 1994 Stock Option Plan ("Plan") of Insight Enterprises, Inc., a Delaware corporation, are to attract and retain the best available employees and directors of Insight Enterprises, Inc. or any parent or subsidiary or affiliate of Insight Enterprises, Inc. which now exists or hereafter is organized or acquired by or acquires Insight Enterprises, Inc. (collectively or individually as the context requires the "Company") as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success of the business of the Company. This Plan is intended to comply with Rule 16b-3 under
Section 16 of the Securities Exchange Act of 1934, as amended or any successor rule ("Rule 16b-3"), and the Plan shall be construed, interpreted and administered to comply with Rule 16b-3.

2.       DEFINITIONS

         (a) "Affiliate" means any corporation, partnership, joint venture or other entity, domestic or foreign, in which the Company, either directly or through another affiliate or affiliates, has a 50% or more ownership interest.

         (b) "Affiliated Group" means the group consisting of the Company and any entity that is an "affiliate," a "parent" or a "subsidiary" of the Company.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Committee" means the Compensation or Stock Option Committee of the Board (as designated by the Board), if such a committee has been appointed.

         (e) "Code" means the United States Internal Revenue Code of 1986, as amended.

         (f) "Incentive Stock Options" means options intended to qualify as incentive stock options under Section 422 of the Code, or any successor provision.

         (g) "ISO Group" means the group consisting of the Company and any corporation that is a "parent" or a "subsidiary" of the Company.

         (h) "Nonemployee Director" shall have the meaning assigned in Section 4(a)(ii) hereof.

         (i) "Nonqualified Stock Options" means options that are not intended to qualify for favorable income tax treatment under Sections 421 through 424 of the Code.

         (j) "Parent" means a corporation that is a "parent" of the Company within the meaning of Code Section 424(e).

         (k) "Section 16" means Section 16 of the Securities Exchange Act of 1934, as amended.

         (l) "Subsidiary" means a corporation that is a "subsidiary" of the Company within the meaning of Code Section 424(f).

3.       INCENTIVE AND NONQUALIFIED STOCK OPTIONS

         Two types of options (referred to herein as "options," without distinction between such two types) may be granted under the Plan: Incentive Stock Options and Nonqualified Stock Options.

4.       ELIGIBILITY AND ADMINISTRATION

         (a) Eligibility. The following individuals shall be eligible to receive grants pursuant to the Plan as follows:

                  (i) Any employee (including any officer or director who is an employee) of the Company or any ISO Group member shall be eligible to receive either Incentive Stock Options or Nonqualified Stock Options under the Plan. An employee may receive more than one option under the Plan.

                  (ii) Any director who is not an employee of the Company or any Affiliated Group member (a "Nonemployee Director") shall be eligible to receive only Nonqualified Stock Options in the manner provided in paragraph 12 hereof.

                  (iii) Any other individual whose participation the Board or the Committee determines is in the best interests of the Company shall be eligible to receive Nonqualified Stock Options.

         (b) Administration. The Plan may be administered by the Board or by a Committee appointed by the Board which is constituted so to permit the Plan to comply under Rule 16b-3. The Company shall indemnify and hold harmless each director and Committee member for any action or determination made in good faith with respect to the Plan or any option. Determinations by the Committee or the Board shall be final and conclusive upon all parties.

5.       SHARES SUBJECT TO OPTIONS

         The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued or reacquired voting common stock. The aggregate number of shares that may be issued pursuant to exercise of options granted under the Plan shall be 850,000 shares. If any outstanding option grant under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option grant shall again be available for options under the Plan as if no options had been granted with respect to such shares.

6.       TERMS AND CONDITION OF OPTIONS

         Option grants under the Plan shall be evidenced by agreements in such form and containing such provisions as are consistent with the Plan as the Board or the Committee shall from time to time approve. Each agreement shall specify whether the option(s) granted thereby are Incentive Stock Options or Nonqualified Stock Options. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

         (a) Shares Granted. Each option grant agreement shall specify the number of Incentive Stock Options and/or Nonqualified Stock Options being granted; one option shall be deemed granted for each share of stock. In addition, each option grant agreement shall specify the exercisability and/or vesting schedule of such options, if any.

         (b) Purchase Price. The purchase price for a share subject to any option granted under the Plan shall not be less than 100% of the fair market value of the share on the date the option is granted, provided, however, the option price of an Incentive Stock Option shall not be less than 110% of the fair market value of such share on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 424(d) or any successor rule of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member. For purposes of the Plan, "fair market value" at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or National Market System on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange or the National Market System, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if such stock is not then listed or quoted as referenced above, an amount determined in good faith by the Board or the Committee.

         (c) Termination. Unless otherwise provided herein or in a specific option grant agreement which may provide for accelerated vesting and/or longer or shorter periods of exercisability, no option shall be exercisable after the expiration of the earliest of

                  (i)      in the case of an Incentive Stock Option:

                           (1) 10 years from the date the option is granted, or
                  five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member,

                           (2) three months after the date the optionee ceases
                  to perform services for the Company or any ISO Group member, if such cessation is for any reason other than death, disability (within the meaning of Code Section

                  22(e)(3)), or cause,

                           (3) one year after the date the optionee ceases to
                  perform services for the Company or any ISO Group member, if such cessation is by reason of death or disability (within the meaning of Code Section 22(e)(3)), or

                           (4) the date the optionee ceases to perform services
                  for the Company or any ISO Group member, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

                  (ii)     in the case of a Nonqualified Stock Option;

                           (1) 10 years from the date the option is granted,

                           (2) two years after the date the optionee ceases to
                  perform services for the Company or any Affiliated Group member, if such cessation is for any reason other than death, permanent disability, retirement or cause,

                           (3) three years after the date the optionee ceases to
                  perform services for the Company or any Affiliated Group member, if such cessation is by reason of death, permanent disability or retirement, or

                           (4) the date the optionee ceases to perform services
                  for the Company or any Affiliated Group member, if such cessation is for cause, as determined by the Board or the Committee in its sole discretion;

provided, that, unless otherwise provided in a specific option grant agreement, an option shall only be exercisable for the periods above following the date an optionee ceases to perform services to the extent the option was exercisable on the date of such cessation.

         (d) Method of Payment. The purchase price for any share purchased pursuant to the exercise of an option granted under the Plan shall be paid in full upon exercise of the option by any of the following methods, (i) by cash,
(ii) by check, or (iii) to the extent permitted under the particular grant agreement, by transferring to the Company shares of stock of the Company at their fair market value as of the date of exercise of the option as determined in accordance with paragraph 6(b). Notwithstanding the foregoing, the Company may arrange for or cooperate in permitting cashless exercise procedures and may extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee's purchase of shares pursuant to the exercise of options, on such terms as may be approved by the Board or the Committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

         (e) Exercise. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his or her guardian or legal representative. The Board or the Committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. To the extent that an optionee has the right to exercise one or more options and purchase shares pursuant thereto, the option(s) may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. Any certificate for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). If the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to the disposition of the balance of the shares covered thereby.

         (f) Nontransferability. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

         (g) ISO $100,000 Limit. If required by applicable tax rules regarding a particular grant, to the extent that the aggregate fair market value (determined as of the date an Incentive Stock Option is granted) of the shares with respect to which an Incentive Stock Option grant under this Plan (when aggregated, if appropriate, with shares subject to other Incentive Stock Option grants made before said grant under this Plan or another plan maintained by the Company or any ISO Group member) is exercisable for the first time by an optionee during any calendar year exceeds $100,000 (or such other limit as is prescribed by the Code), such option grant shall be treated as a grant of Nonqualified Stock Options pursuant to Code Section 422(d).

         (h) Investment Representation. Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee by accepting an option grant represents and agrees, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option grant will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of any option grant, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

         (i) Rights of Optionee. An optionee or transferee holding an option grant shall have no rights as a shareholder of the Company with respect to any shares covered by any option grant until the date one or more of the options granted thereunder have been properly exercised and the purchase price for such shares has been paid in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in paragraph 6(k). Nothing in the Plan or in any option grant agreement shall confer upon any optionee any right to continue performing services for the Company or any Affiliated Group member, or interfere in any way with any right of the Company or any Affiliated Group member to terminate the optionee's services at any time.

         (j) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of an option. The value of any fractional share subject to an option grant shall be paid in cash in connection with an exercise that results in all full shares subject to the grant having been exercised.

         (k) Reorganizations, Etc. Subject to paragraph 9 hereof, if the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, stock splits, reverse stock splits, stock dividends, spin-offs, other distributions of assets to shareholders, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options.

         (l) Option Modification. Subject to the terms and conditions and within the limitations of the Plan, the Board or the Committee may modify, extend or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options, or authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option (either directly or through modification of the Plan) shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

         (m) Grants to Foreign Optionees. The Board or the Committee in order to fulfill the Plan purposes and without amending the Plan may modify grants to participants who are foreign nationals or performing services for the Company or an Affiliated Group member outside the United States to recognize differences in local law, tax policy or custom.

         (n) Other Terms. Each option grant agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board or the Committee, such as without limitation discretionary performance standards, tax withholding provisions, or other forfeiture provisions regarding competition and confidential information.

7.       TERMINATION OR AMENDMENT OF THE PLAN

         The Board may at any time terminate or amend the Plan; provided, that shareholder approval shall be obtained of any action for which shareholder approval is required in order to comply with Rule 16b-3, the Code or other applicable laws or regulatory requirements within such time periods prescribed.

8.       SHAREHOLDER APPROVAL AND TERM OF THE PLAN

         The Plan shall be effective as of November 9, 1994 the date as of which it was adopted by the Board, subject to ratification by the shareholders of the Company within (each of) the time period(s) prescribed under Rule 16b-3, the Code, and any other applicable laws or regulatory requirements, and shall continue thereafter until terminated by the Board. Unless sooner terminated by the Board, in its sole discretion, the Plan will expire on November 9, 2004 solely with respect to the granting of Incentive Stock Options or such later date as may be permitted by the Code for Incentive Stock Options, provided that options outstanding upon termination or expiration of the Plan shall remain in effect until they have been exercised or have expired or been forfeited.

9.        MERGER, CONSOLIDATION OR REORGANIZATION

         In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving corporation, the Board, the Committee (subject to the approval of the Board) or the board of directors of any corporation assuming the obligations of the Company hereunder shall take action regarding each outstanding and unexercised option pursuant to either clause (a) or (b) below:

         (a) Appropriate provision may be made for the protection of such option by the substitution on an equitable basis of appropriate shares of the surviving corporation, provided that the excess of the aggregate fair market value (as defined in paragraph 6(b)) of the shares subject to such option immediately before such substitution over the exercise price thereof is not more than the excess of the aggregate fair market value of the substituted shares made subject to option immediately after such substitution over the exercise price thereof; or

         (b) Appropriate provision may be made for the cancellation of such option. In such event, the Company, or the corporation assuming the obligations of the Company hereunder, shall pay the employee an amount of cash (less normal withholding taxes) equal to the excess of the highest fair market value (as defined in paragraph 6(b)) per share of the Common Stock during the 60-day period immediately preceding the merger, consolidation or reorganization over the option exercise price, multiplied by the number of shares subject to such options which are exercisable as of the effective date of the applicable transaction.

10.      DISSOLUTION OR LIQUIDATION

         Anything contained herein to the contrary notwithstanding, on the effective date of any dissolution or liquidation of the Company, the holder of each then outstanding and unexercised option shall receive the cash amount described in paragraph 9(b) hereof and such option shall be cancelled.

11.      WITHHOLDING TAXES

         (a) General Rule. Pursuant to applicable federal and state laws, the Company is or may be required to collect withholding taxes upon the exercise of an option. The Company may require, as a condition to the exercise of an option or the issuance of a stock certificate, that the optionee concurrently pay to the Company (either in cash or, at the request of optionee but in the discretion of the Board or the Committee and subject to such rules and regulations as the Board or the Committee may adopt from time to time, in shares of Common Stock of the Company) the entire amount or a portion of any taxes which the Company is required to withhold by reason of such exercise or lapse of restrictions, in such amount as the Committee or the Board in its discretion may determine.

         (b) Withholding from Shares to be Issued. In lieu of part or all of any such payment, the optionee may elect, subject to such rules and regulations as the Board or the Committee may adopt from time to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a fair market value (as defined in paragraph 6(b)) equal to the amount which the Company is required to withhold.

         (c) Special Rule for Insiders. Any such request or election (to satisfy a withholding obligation using shares) by an individual who is subject to the provisions of Section 16 shall be made in accordance with the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

12.      AUTOMATIC GRANTS TO CERTAIN DIRECTORS

         (a) Initial Grant. Effective upon the closing date of the Company's initial public offering, each Nonemployee Director automatically shall be granted options to acquire 2,500 shares of the Company's Common Stock (the "Initial Grant").

         (b) Grants Upon Election to Board at Annual Meeting. Commencing with the Annual Meeting of the Company's stockholders held in 1997, each Nonemployee Director automatically shall be granted options to acquire 1,500 shares of the Company's Common Stock on each date upon which such person is elected to a three-year term as a member of the Board.

         (c) Grants Upon Election to Board between Annual Meetings. Any person who initially becomes a Nonemployee Director at any time other than at an Annual Meeting of the Company's shareholders shall, effective upon the initial date of such person's membership on the Board of Directors, automatically be granted options for a number of shares determined by multiplying 500 by the number of full and partial years remaining prior to the scheduled expiration of the term of such person as a member of the Board.

         (d) Terms of Options. Notwithstanding anything in paragraph 6(c) to the contrary, options granted pursuant to this paragraph 12 shall have a 10-year term, provided that any option held by a director who is removed from the board for cause shall expire on the date of such removal. Options granted pursuant to this paragraph 12 shall vest at the rate of 500 shares on each anniversary date of the effective date of grant, provided that options can vest only while the optionee remains a member of the Company's Board of Directors. The exercise price of the Initial Grant shall be the higher of the Company's initial public offering price or the fair market value of the Company's Common Stock on the date of grant. The exercise price of all subsequent options granted pursuant to this paragraph 12 shall be the fair market value of the Company's Common Stock on the date of grant.

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         (e) Limitation on Amendment. This paragraph 12 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.




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